 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 15, 2007

Woize International Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-106144	98-039022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kingsway, London WCB 6FX, United Kingdom
(Address of principal executive offices)(Zip Code)

               Registrant’s telephone number, including area code: (949) 609-1966
    _____________________________
     (Former address, if changed since last report)

      With Copies To:
        Richard Friedman Esq.
       Marcelle S. Balcombe Esq.
           Sichenzia Ross Friedman Ference LLP
       1065 Avenue of Americas
       New York, New York 10018
         Tel:(212) 930-9700 Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2007, Martin Thorp, the Chief Financial Officer of Woize International, Ltd. (the “Company”) was appointed to serve as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woize International Ltd.

Date: May 23, 2007	By:	/s/ Anders Halldin
Anders Halldin
Title Chief Executive Officer